Exhibit 21.01
ORACLE CORPORATION
Subsidiaries of the Registrant

Domestic Subsidiaries	Place of Incorporation

Logical Applications, Inc.	California
Logical Apps, Inc.	California
Oracle Credit Corporation	California
Oracle Education Foundation	California
Oracle International Corporation	California
Oracle International Technology Corporation	California
Oracle Siebel Scholars Foundation	California
Upshot Corporation	California
Oracle USA, Inc.	Colorado
MOHR Development, Inc.	Connecticut
AdminServer International Company LLC	Delaware
Agile Software Corporation	Delaware
Appeal Virtual Machines, Inc.	Delaware
BEA Crossgain, Inc.	Delaware
BEA Systems Holding B, Inc.	Delaware
BEA Systems, Inc.	Delaware
Business Online, Inc.	Delaware
Castek, Inc.	Delaware
Castek RBG, Inc.	Delaware
Castek Software Factory, Ltd.	Delaware
ECTone, Inc.	Delaware
EntitleNet, Inc.	Delaware
Ether Acquisition Corporation	Delaware
Flashline, Inc.	Delaware
Fuego, Inc.	Delaware
Hyperion Solutions Corporation	Delaware
Hyperion Solutions Holdings LLC	Delaware
i-flex Processing Services, Inc.	Delaware
InterActive WorkPlace, Inc.	Delaware
Istante Software, Inc.	Delaware
Jade Acquisition Corporation	Delaware
Janna Systems (US) Inc.	Delaware
M7 Corporation	Delaware
Mantas, Inc.	Delaware
MetaSolv, Inc.	Delaware

Domestic Subsidiaries	Place of Incorporation

Moonshot Acquisition Corporation	Delaware
Octet String, Inc.	Delaware
OIC Acquisition I Corporation	Delaware
OIC Acquisition II Corporation	Delaware
OIC Acquisition VI Corporation	Delaware
OIC Acquisition VIII Corporation	Delaware
OnTarget Acquisition Sub LLC	Delaware
OnTarget Acquisition Sub II LLC	Delaware
OnTarget Acquisition Sub III LLC	Delaware
Oracle Acquisition I Corporation	Delaware
Oracle Acquisition II Corporation	Delaware
Oracle Americas Investment 2 LLC	Delaware
Oracle Americas Investment 3 LLC	Delaware
Oracle Americas Investment LLC	Delaware
Oracle BEA Spain Holding LLC	Delaware
Oracle Financial Services Software America, Inc.	Delaware
Oracle Financial Services Software, Inc.	Delaware
Oracle Global Holdings, Inc.	Delaware
Oracle GKS Hungary LLC	Delaware
Oracle Holdings, Inc.	Delaware
Oracle Japan Holding, Inc.	Delaware
Oracle Mauritius Holding Company	Delaware
Oracle OTC Holdings General Partnership	Delaware
Oracle OTC Holdings LLC	Delaware
Oracle Systems Corporation	Delaware
Oracle Taiwan, Inc.	Delaware
Orchestream, Inc.	Delaware
Plumtree Software, Inc.	Delaware
RSIB, Inc.	Delaware
Siebel Helpline.com, Inc.	Delaware
Siebel Systems Holdings, LLC	Delaware
Siebel Systems International LLC	Delaware
Siebel Systems International LP	Delaware
Siebel Systems, Inc.	Delaware
Siebel Systems Ireland Holdings LLC	Delaware
Silicongo, Inc.	Delaware
Soda Acquisition Corporation	Delaware
Sotas, Inc.	Delaware

Domestic Subsidiaries	Place of Incorporation

SPL WorldGroup Holdings, LLC	Delaware
SPL WorldGroup, Inc.	Delaware
Stratford Acquisition Corporation	Delaware
The Theory Center, Inc.	Delaware
Violin Acquisition Corporation	Delaware
Westside.com, Inc.	Delaware
XQRL, Inc.	Delaware
Strategic Processing Corporation	Illinois
Monaco Acquisition Corporation	Maryland
Lodestar Corporation	Massachusetts
RogersGrant LLP	Massachusetts
nquire Software, Inc.	Minnesota
Stellent, Inc.	Minnesota
Delphi Asset Management Corporation	Nevada
Reliaty, Inc.	New Hampshire
Nomadic Systems, Inc.	New Jersey
Phaos Technology Corp.	New York
Softport Systems, Inc.	New York
The 20-20 Group, Ltd.	Ohio
AdminServer Founding Shareholders Limited Partnership	Pennsylvania
Primavera Software, Inc.	Pennsylvania
Primavera Systems, Inc.	Pennsylvania
Prodika, Inc.	Texas
Xeno Development, Inc.	Texas
Trillium Research, Inc.	Wisconsin

International Subsidiaries	Place of Incorporation

Oracle Argentina, S.A.	Argentina
A.C.N.# 075-333596 (fka Brio Software Pty. Ltd. and Hyperion Solutions Australia Pty Ltd.)	Australia
BEA Systems Pty Ltd.	Australia
edocs Asia-Pacific Pty Limited	Australia
Eontec Australia Pty Limited	Australia
G-Log Pty Ltd.	Australia
Haley (Australia) Pty. Limited	Australia
Haley Holdings Pty. Limited	Australia
IQMS Pty Ltd.	Australia
J.D. Edwards Australia Pty. Ltd	Australia
J.D. Edwards World Solutions Company Pty Ltd.	Australia
LODESTAR Solutions Australia Pty. Ltd.	Australia
MetaSolv Australia Pty Limited	Australia
Oracle Australia Holdings Pty. Ltd.	Australia
Oracle Consolidation Australia Pty. Ltd.	Australia
Oracle Corporation Australia Pty. Limited	Australia
Oracle Superannuation Pty Limited	Australia
PeopleSoft Australia Pty. Ltd	Australia
Portal Software International Pty Ltd.	Australia
Retek Information Systems Pty Ltd.	Australia
RuleBurst Holdings Pty. Ltd.	Australia
Sidewinder Asia Pacific Pty Ltd.	Australia
Siebel Systems Australia Pty. Limited	Australia
SPL (Australia) Pty Ltd.	Australia
SPL WorldGroup (Australia) Pty Ltd.	Australia
SPL WorldGroup Holdings (Australia) Pty Ltd.	Australia
Statute Technologies Pty. Limited	Australia
Stellent Asia Pty Ltd.	Australia
Vantive Australia Pty. Ltd.	Australia
Oracle Austria GmbH	Austria
BEA Systems (FSC) Inc.	Barbados
Hyperion Foreign Sales Corporation	Barbados
J.D. Edwards & Company Foreign Sales, Inc.	Barbados
Crest Group N.V.	Belgium
Oracle Belgium B.V.B.A/SPRL.	Belgium
Hyperion Solutions Technologies, LP	Bermuda
Oracle BH d.o.o. Sarajevo	Bosnia & Herzegovina

International Subsidiaries	Place of Incorporation

Oracle do Brasil Sistemas Limitada	Brazil
PSFT (BVI) Holding Corporation	British Virgin Islands
PeopleSoft China Holding Corporation	British Virgin Islands
BEA Systems, Ltd.	Canada
i-flex Solutions Inc. (Canada)	Canada
Oracle Canada Holdings Inc.	Canada
Oracle Corporation Canada Inc.	Canada
Oracle Numetrix Company	Canada
Star Acquisition ULC	Canada
Steltor Corporation	Canada
Steltor General Partnership	Canada
Steltor Inc.	Canada
WebGain (Nova Scotia) Company	Canada
WebGain Canada Inc.	Canada
BEA CrossGain International	Cayman Islands
BEA International (fka BEA Cayman Holding III)	Cayman Islands
Oracle International Holding Company	Cayman Islands
SPL WorldGroup International Ltd.	Cayman Islands
Sistemas Oracle de Chile, S.A.	Chile
Agile Software (Suzhou) Co., Ltd.	China
BEA Systems (China) Co., Ltd.	China
BEA Technology (Beijing) Co., Ltd.	China
Oracle (China) Software Systems Company Limited	China
Hyperion Solutions (China) Ltd.	China
J.D. Edwards Software (Beijing) Co. Ltd.	China
Oracle Research & Development Center, Beijing, Ltd.	China
Oracle Research & Development Center, Shenzhen, Ltd.	China
PeopleSoft (Beijing) Software Co. Ltd.	China
Oracle Colombia Limitada	Colombia
Oracle CR SSC, S.A.	Costa Rica
Oracle de Centroamérica, S.A.	Costa Rica
Oracle Croatia d.o.o.	Croatia
Oracle Systems Limited	Cyprus
Oracle Czech s.r.o.	Czech Republic
Oracle Danmark ApS	Denmark
Oracle Egypt Ltd.	Egypt
Innobase OY	Finland
Oracle Finland OY	Finland

International Subsidiaries	Place of Incorporation

BEA Systems Customer Support (France) S.A.S.	France
LOGIN S.A.	France
Oracle France, S.A.S.	France
Retek Information Systems S.A.	France
BEA Systems GmbH	Germany
Brio Software GmbH	Germany
G-Log GmbH	Germany
Global Knowledge Germany GmbH	Germany
Global Knowledge Germany GmbH & Co. KG	Germany
Global Knowledge Verwaltungs GmbH	Germany
Oracle Deutschland GmbH	Germany
Oracle Financial Services Software S.A.	Greece
Oracle Hellas, S.A.	Greece
BEA Systems Hong Kong Ltd.	Hong Kong
Hyperion Solutions (Hong Kong) Ltd.	Hong Kong
MetaSolv Hong Kong Ltd.	Hong Kong
Oracle Hong Kong Holdings Limited	Hong Kong
Oracle Systems Hong Kong Limited	Hong Kong
PeopleSoft Hong Kong Ltd.	Hong Kong
Portal Software (Asia Pacific) Limited	Hong Kong
RuleBurst (Asia) Limited	Hong Kong
Siebel Systems Asia Limited	Hong Kong
Siebel Systems Hong Kong Limited	Hong Kong
SPL WorldGroup Hong Kong Limited	Hong Kong
Oracle Hungary Kft.	Hungary
Qualification Development Számítástechnikai Korlátolt Felelősségű Társaság	Hungary
Siebel Systems Hungary Computer Technology	Hungary
Agile Software Enterprise Private Limited	India
BEA Systems India Private Ltd.	India
BEA Systems India Technology Center Private Ltd.	India
ECTone (India) Private Limited	India
Equinox Global Services Limited	India
Flexcel International Private Limited	India
Hyperion Solutions India Private Limited	India
i-flex Processing Services Limited	India
J.D. Edwards India Software Pvt. Ltd.	India

International Subsidiaries	Place of Incorporation

Mantas India Private Limited	India
Oracle Financial Services Software Limited	India
Oracle India Private Limited	India
Oracle Solution Services (India) Private Ltd.	India
PeopleSoft India Private Ltd.	India
Portal Information Technology India Private Limited	India
ProfitLogic Software Private Limited	India
Siebel Systems Software (India) Private Limited	India
Sunday Bazaar Internet Sales	India
PT Oracle Indonesia	Indonesia
BEA Systems Ireland Holding Limited	Ireland
BEA Systems Ireland Sales Support & Services Ltd	Ireland
Eontec Limited	Ireland
J.D. Edwards Europe Limited	Ireland
Netsure Telecom Limited	Ireland
OCAPAC Distributor Partner	Ireland
OCAPAC Holding Company	Ireland
OCAPAC Korea Holding Company	Ireland
OCAPAC NIH1 Company	Ireland
OCAPAC NIH3 Company	Ireland
OCAPAC Research Company	Ireland
OCAPAC Research Partner	Ireland
OCAPAC Vietnam Holding Company	Ireland
Oracle CAPAC Services Limited	Ireland
Oracle East Central Europe Limited	Ireland
Oracle EMEA Holdings	Ireland
Oracle EMEA Limited	Ireland
Oracle Technology Company	Ireland
PSFT International Limited	Ireland
Siebel Systems EMEA Limited	Ireland
Siebel Systems Ireland Holdings Limited	Ireland
SPL WorldGroup (Ireland) Limited	Ireland
BEA Systems Middle East Ltd.	Israel
Oracle Demantra R&D Center Israel Ltd.	Israel
Oracle Software Systems Israel Limited	Israel
Primavera ProSight Limited	Israel
SPL WorldGroup 2000 Ltd.	Israel

International Subsidiaries	Place of Incorporation

Oracle Italia S.R.L.	Italy
Miracle Linux Corporation	Japan
Oracle Corporation Japan	Japan
Oracle Information Systems (Japan) K.K.	Japan
Primavera Systems Japan G.K.	Japan
Oracle Consulting Kazakhstan LLP	Kazazkhstan
BEA Systems Korea, Inc.	Korea
Oracle Korea, Ltd.	Korea
Oracle CAPAC Finance S.a.r.l.	Luxembourg
Oracle Finance S.a.r.l.	Luxembourg
PeopleSoft Luxembourg S.a.r.l.	Luxembourg
SPL Acquisition S.a.r.l.	Luxembourg
G-Log Sdn Bhd.	Malaysia
Oracle Corporation Malaysia Holdings Sdn. Bhd.	Malaysia
Oracle Corporation Malaysia Sdn. Bhd.	Malaysia
Oracle MSC Sdn. Bhd.	Malaysia
PeopleSoft Worldwide (M ) Sdn. Bhd.	Malaysia
Siebel Systems Malaysia Sdn. Bhd.	Malaysia
ISP Internet Mauritius Company	Mauritius
OCAPAC Mauritius Holding Company	Mauritius
Oracle Global (Mauritius) Ltd.	Mauritius
Oracle de Mexico, S.A. de C.V.	Mexico
BEA Systems Distribution B.V.	Netherlands
edocs Europe Netherlands BV	Netherlands
G-Log BV	Netherlands
Oracle Corporation UK Finance B.V.	Netherlands
Oracle Distribution B.V.	Netherlands
Oracle East Central Europe Services B.V.	Netherlands
Oracle Financial Services Software B.V.	Netherlands
Oracle Licensing B.V.	Netherlands
Oracle Nederland B.V.	Netherlands
Oracle Scheduler B.V.	Netherlands
PeopleSoft International B.V.	Netherlands
SPL WorldGroup B.V.	Netherlands

International Subsidiaries	Place of Incorporation

Stellent Holding B.V.	Netherlands
Tinoway Nederland B.V.	Netherlands
Oracle Holding Antilles N.V.	Netherlands Antilles
Oracle New Zealand Holdings, Ltd.	New Zealand
Oracle New Zealand, Ltd.	New Zealand
SPL WorldGroup (NZ) Ltd.	New Zealand
Oracle Software (Nigeria) Limited	Nigeria
Oracle Norge AS	Norway
Siebel Systems Norge A.S.	Norway
Oracle Systems Pakistan (Private) Limited	Pakistan
Sistemas Oracle del Peru, S.A.	Peru
Oracle Philippines Corporation	Philippines
SPL WorldGroup (Philippines), Inc.	Philippines
BEA Systems Poland SP z.o.o.	Poland
Oracle Polska, Sp.z.o.o.	Poland
Oracle Portugal — Sistemas de Informacao Lda.	Portugal
Siebel Systems Portugal Soluções de Informação, Lda.	Portugal
Oracle Caribbean, Inc.	Puerto Rico
Oracle EMEA Support Renewals S.a.r.l.	Romania
Oracle Romania SRL	Romania
Oracle Systems Ltd	Saudi Arabia
Saudi Oracle Limited (under liquidation)	Saudi Arabia
Oracle SRBIJA CRNA GORA d.o.o.	Serbia
BEA Systems Singapore Pte Ltd.	Singapore
Eontec Singapore Pte. Ltd.	Singapore
G-Log Pte Ltd.	Singapore
Haley (Singapore) Pte. Ltd.	Singapore
Hyperion Software Pte. Ltd.	Singapore
Hyperion Solutions Asia Pty. Ltd.	Singapore
J.D. Edwards (Asia Pacific) Pte. Ltd.	Singapore
Mantas Singapore Pte. Ltd.	Singapore
Oracle Corporation (Singapore) Holdings Pte. Ltd.	Singapore
Oracle Corporation Singapore Pte. Ltd.	Singapore
Oracle Financial Services Consulting Pte. Ltd.	Singapore
Oracle Financial Services Software Pte. Ltd.	Singapore
Oracle Singapore Holdings Pte. Ltd.	Singapore
PeopleSoft Asia Pte. Ltd.	Singapore

International Subsidiaries	Place of Incorporation

Plumtree Software Singapore Pte. Ltd.	Singapore
SPL Pte. Ltd.	Singapore
Oracle Slovensko spol. s.r.o.	Slovakia
Oracle Software d.o.o. Ljubljana	Slovenia
Oracle Corporation (South Africa)(Pty) Limited	South Africa
Oracle Empowerment (Pty) Ltd.	South Africa
PeopleSoft Africa (Pty.) Limited	South Africa
PeopleSoft South Africa (Pty.) Limited	South Africa
Siebel Systems South Africa (Proprietary) Limited	South Africa
Oracle Iberica, S.R.L.	Spain
Oracle Svenska AB	Sweden
Portal Software Sweden AB	Sweden
Oracle Software (Schweiz) GmbH	Switzerland
Plumtree Software GmbH	Switzerland
Oracle GmbH	Switzerland
Agile Software Limited (Taiwan)	Taiwan
J.D. Edwards (Taiwan) Pte. Ltd.	Taiwan
PeopleSoft Taiwan Ltd. Co.	Taiwan
BEA Systems (Thailand) Limited	Thailand
Oracle Corporation (Thailand) Company Limited	Thailand
Oracle Bilgisayar Sistemleri Limited Sirketi	Turkey
PeopleSoft Middle East FZ-LLC	United Arab Emirates
Siebel Systems Middle East FZ-LLC	United Arab Emirates
Acsera Limited	United Kingdom
Advanced Visual Technologies Limited	United Kingdom
Advanced Visual Technologies America Limited	United Kingdom
Arbor Software Limited	United Kingdom
BEA Systems Customer Support (United Kingdom) Limited	United Kingdom
BEA Systems Europe, Ltd.	United Kingdom
BEA Systems Ltd.	United Kingdom
GEOTRAIN (EUROPE) Limited	United Kingdom
Global Knowledge Network (UK) Limited	United Kingdom
Haley (Europe) Limited	United Kingdom
Hyperion Solutions (UK) Limited	United Kingdom
Mantas Limited	United Kingdom
Oracle APSS Trustee Limited	United Kingdom
Oracle Corporation Nominees Limited	United Kingdom

International Subsidiaries	Place of Incorporation

Oracle Corporation UK Holdings Limited	United Kingdom
Oracle Corporation UK Limited	United Kingdom
Oracle Corporation UK Trustee Company Limited	United Kingdom
Oracle EMEA Management	United Kingdom
Pertmaster Limited	United Kingdom
Plumtree Portal Software Limited	United Kingdom
Portal Software (Europe) Limited	United Kingdom
Primavera UK Acquisition Limited	United Kingdom
Retek Information Systems Limited	United Kingdom
Siebel Systems UK Limited	United Kingdom
Skywire Software Limited	United Kingdom
WebTrak Limited	United Kingdom
Whitehill Technologies, Limited	United Kingdom
Oracle de Venezuela, C.A.	Venezuela
Oracle Vietnam Pte. Ltd.	Vietnam